UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)  OF THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2004

MOSCOW CABLECOM CORP.
(Exact name of registrant as specified in its charter)

Commission file number:  0-1460

Delaware	06-0659863
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

405 Park Avenue,	10022
New York, New York	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: (212) 826-8942

Item 7.  Financial Statements and Exhibits

(c)     Exhibits

The following is furnished as an Exhibit to this report:

Exhibit Number	Description of Exhibit

99.1	Press Release dated June 16, 2004

Item 12.  Results of Operations and Financial Condition

On June 16, 2004, Moscow CableCom Corp. (the "Company") issued a press release setting forth the Company's financial results for the fourth quarter and year ended February 29, 2004 and the results of a partial redemption of its Preferred Stock.  A copy of the Company's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOSCOW CABLECOM CORP.
June 17, 2004	By: /s/ Andrew M. O'Shea

Andrew M. O'Shea Chief Financial Officer